Exhibit 10.12

ONCE UPON A FARM, PBC

2021 OMNIBUS INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

Participant’s Name and Address:

You (the “Participant”) have been granted a right (the “SAR”) to a payment in cash based upon the appreciation, if any, in the value of shares of the Company’s Common Stock from the Exercise Price listed below to the Fair Market Value of the Common Stock on the date of Exercise, subject to the terms and conditions of this Notice of Stock Appreciation Right Award (the “Notice”), the Once Upon a Farm, PBC 2021 Omnibus Incentive Plan, as amended from time to time (the “Plan”), and the Stock Appreciation Right Award Agreement (the “SAR Agreement”) attached hereto, as follows. For avoidance of doubt, this SAR will be settled in cash only upon Exercise and the Participant is not entitled to and will not be issued shares of Common Stock. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. “Participant” shall refer to any transferee of the SAR (either the Participant or such transferee being sometimes referred to herein or in the SAR Agreement as the “Holder”).

Award Number

Date of Award

Vesting Commencement Date

Exercise Price Per Share

Total Number of Shares Subject to the SAR (the “Shares”)

Total Exercise Price

Expiration Date:

Vesting Schedule:

Subject to the Participant’s Continuous Service and other limitations set forth in this Notice, the Plan and the SAR Agreement, the SAR shall vest and become exercisable, in whole or in part, in accordance with the following schedule:

a.	The SAR shall vest and become exercisable with respect to 1/3 of the Shares on the first anniversary of the Vesting Commencement Date.

b.

The SAR shall vest and become exercisable with respect to the remaining 2/3 of the Shares in 24 equal installments on the first day of each month during the 24-month period that begins with the month following the first anniversary of the Vesting Commencement Date.

During any authorized leave of absence, the vesting of the SAR as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the SAR shall resume upon the Participant’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the SAR shall be extended by the length of the suspension.

In the event of termination of the Participant’s Continuous Service for any reason prior to the earlier of a Change in Control or the Registration Date, the SAR shall terminate concurrently with the termination of the Participant’s Continuous Service and the SAR shall be forfeited with respect to all vested and unvested Shares, including any right to any payment in respect thereof, except as otherwise determined by the Administrator. In the event of termination of the Participant’s Continuous Service for Cause after the earlier of a Change in Control or the Registration Date, the SAR shall terminate concurrently with the termination of the Participant’s Continuous Service and the SAR shall be forfeited with respect to all vested and unvested Shares, including any right to any payment in respect thereof, except as otherwise determined by the Administrator.

IN WITNESS WHEREOF, the Company and the Participant have executed this Notice and agree that the SAR is to be governed by the terms and conditions of this Notice, the Plan, and the SAR Agreement.

Once Upon a Farm, PBC, a Delaware public benefit corporation

By:

Title:

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE SAR SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE PARTICIPANT’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, OR BEING GRANTED THE SAR). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE SAR AGREEMENT, OR THE PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE PARTICIPANT’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE PARTICIPANT PROVIDES SERVICES TO TERMINATE THE PARTICIPANT’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE PARTICIPANT ACKNOWLEDGES THAT UNLESS THE PARTICIPANT HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE PARTICIPANT’S STATUS IS AT WILL.

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The Participant acknowledges receipt of a copy of the Plan and the SAR Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the SAR subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Plan, and the SAR Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the SAR Agreement. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the SAR Agreement shall be resolved by the Administrator in accordance with Section 10 of the SAR Agreement. The Participant further agrees to the venue selection in accordance with Section 11 of the SAR Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Participant

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ONCE UPON A FARM, PBC

2021 OMNIBUS INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

1. Grant of SAR. Once Upon a Farm, PBC, a Delaware public benefit corporation (the “Company”), hereby grants to the Participant (the “Participant”) named in the Notice of Stock Appreciation Right Award (the “Notice”), a right to receive a payment (the “SAR”) with respect to the Total Number of Shares of Common Stock subject to the SAR (the “Shares”) set forth in the Notice, in the amount set forth in Section 2, subject to the terms and provisions of the Notice, this Stock Appreciation Right Award Agreement (the “SAR Agreement”) and the Company’s 2021 Omnibus Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this SAR Agreement.

2. Exercise of SAR.

(a) Timing of Exercise. The SAR shall be exercised at the earliest of (i) such time or times as may be permitted by the Company in its sole discretion as set forth in Section 2(b), (ii) a Change in Control, or (iii) the Registration Date. The Participant shall not have the right to determine the time of exercise of the SAR. The SAR shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the SAR in the event of a Change in Control.

(b) Method of Exercise. The SAR shall be deemed exercised automatically upon the earliest of (1) written notice by the Company to the Participant with respect to the number of Shares specified by the Company in such notice, (2) a Change in Control, or (iii) the Registration Date. Upon such exercise, the Participant shall be entitled to a payment equal to the number of vested Shares with respect to which the SAR is exercised multiplied by the amount, if any, by which the Fair Market Value of the Common Stock on the date of exercise exceeds the Exercise Price Per Share of the SAR. For purposes of clause (i), in the event of an exercise upon a Change in Control, Fair Market Value shall be determined by the Administrator by reference to the proceeds payable to the Company or the Company’s shareholders pursuant to such Change in Control. Such payment shall be made in cash as soon as practicable following exercise. Notwithstanding the foregoing, in the event of an exercise upon a Change in Control: (1) if all or a portion of the proceeds of the Change in Control are paid in property, the Company shall have discretion to pay a ratable portion of the payment otherwise due hereunder in the form of such property in lieu of cash; and (2) if such Change in Control is a change in the ownership of effective control of the Company, or in the ownership of a substantial portion of the asset of the Company, within the meaning of Section 409A(a)(2)(A)(v), the Company shall have discretion to pay the amount due upon exercise on the same schedule and under the same terms and conditions as apply to payments to the Company or the shareholders of the Company to the extent that (A) such payments are made not later than five years following the Change in Control, or (B) are subject to a condition on payment that constitutes a substantial risk of forfeiture (as defined in Treas. Reg. Section 1.409A-1(d)), without regard to the provisions thereof under which additions or extensions of forfeiture conditions are disregarded. This Section 2(b) is intended to comply with the provisions of Treas. Reg. Section 1.409A-3(i)(5)(iv) and shall be interpreted accordingly.

(c) Taxes. No payment will be made to the Participant or other person pursuant to the exercise of the SAR until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Participant incident to the receipt of the payment. Upon exercise of the SAR, the Company or the Participant’s employer may offset or withhold (from any amount owed by the Company or the Participant’s employer to the Participant, including from any amount payable with respect to the exercise of the SAR) or collect from the Participant or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the SAR, the Participant agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Participant is an employee of the Company at that time.

3. Participant’s Representations. The Participant understands that the SAR has not been registered under the Securities Act of 1933, as amended or any United States securities laws.

4. Termination. In the event of termination of the Participant’s Continuous Service for any reason prior to the earlier of a Change in Control or the Registration Date, the SAR shall terminate concurrently with the termination of the Participant’s Continuous Service and the SAR shall be forfeited with respect to all vested and unvested Shares, including any right to any payment in respect thereof, except as otherwise determined by the Administrator. In the event of termination of the Participant’s Continuous Service for Cause after the earlier of a Change in Control or the Registration Date, the SAR shall terminate concurrently with the termination of the Participant’s Continuous Service and the SAR shall be forfeited with respect to all vested and unvested Shares, including any right to any payment in respect thereof, except as otherwise determined by the Administrator. In no event, however, shall the SAR be exercised later than the Expiration Date set forth in the Notice. In the event of the Participant’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the SAR shall remain in effect and the SAR shall continue to vest in accordance with the Vesting Schedule set forth in the Notice.

5. Transferability of SAR. The SAR may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a SAR may be transferred during the lifetime of the Participant by gift or pursuant to a domestic relations order to members of the Participant’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s SAR in the event of the Participant’s death on a beneficiary designation form provided by the Administrator. Following the death of the Participant, the payment due upon exercise of the SAR shall be paid to (a) the person or persons designated under the deceased Participant’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution. The terms of the SAR shall be binding upon the executors, administrators, heirs, successors and transferees of the Participant

6. Term of SAR. The SAR may not be exercised later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the SAR shall be of no further force or effect and may not be exercised.

7. Tax Consequences.

(a) The Participant may incur tax liability as a result of the exercise of the SAR hereunder. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER REGARDING THE TAX CONSEQUENCES OF THE EXERCISE OF A SAR.

(b) Notwithstanding the Company’s good faith determination of the Fair Market Value of the Company’s Common Stock for purposes of determining the Exercise Price Per Share of the SAR as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Common Stock on the Date of Award was greater than the Exercise Price Per Share. Under Section 409A of the Code, if the Exercise Price Per Share of the SAR is less than the Fair Market Value of the Common Stock on the Date of Award, the SAR may be treated as a form of deferred compensation and the Participant may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. The Company makes no representation that the SAR will comply with (or be exempt from the application of) Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the SAR or to mitigate its effects on any deferrals or payments made in respect of the SAR. The Participant is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

8. Entire Agreement: Governing Law. The Notice, the Plan and this SAR Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. Nothing in the Notice, the Plan and this SAR Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this SAR Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this SAR Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

9. Construction. The captions used in the Notice and this SAR Agreement are inserted for convenience and shall not be deemed a part of the SAR Agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this SAR Agreement shall be submitted by the Participant or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11. Venue. The Company, the Participant, and the Participant’s assignees pursuant to Section 5 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this SAR Agreement shall be brought exclusively in the Chancery Court of New Castle County, Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

13. Confidentiality. If the Company is required by Applicable Laws to provide financial statements to the Participant, the Participant understands and agrees that such financial statements are confidential and shall not be disclosed by the Participant, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, the Participant promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition, or otherwise, within five (5) business days of their receipt by the Participant and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, the Participant may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial, and tax advisors.

14. Section 409A. The SAR is intended to be exempt from Section 409A of the Code pursuant to Treas. Reg. Section 1.409A-1(b)(5) and shall be interpreted accordingly.

END OF AGREEMENT

Date:

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